                                                                    Exhibit 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                              ---------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                              ----------------------

                         CHASE MANHATTAN BANK DELAWARE
              (Exact name of trustee as specified in its charter)

Delaware                                                  51-0266457

(State of incorporation                                   (I.R.S. employer
if not a national bank)                                   identification No.)

1201 Market Street,
Wilmington, Delaware                                      19801
(Address of principal executive offices)                  (Zip Code)


                                 David J. Clark
                                    Counsel
                               1201 Market Street
                             Wilmington, DE  19801
                                 (302) 428-3330
                      (Name, address and telephone number
                             of agent for service)

                              ----------------------

                             JOHNSON CONTROLS, INC.
              (Exact name of obligor as specified in its charter)

         Delaware                                        39-0380018
         (State or other jurisdiction of                 (I.R.S. employer
         incorporation or organization                   identification No.)

         5757 North Green Bay Avenue                     53209
         Milwaukee, Wisconsin                            (Zip Code)
         (Address of principal executive offices)

                              ----------------------

                             Senior Debt Securities
                      (Title of the indenture securities)
================================================================================
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                                    GENERAL

Item 1.  General Information.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                    Office of The State Bank Commissioner,
                    555 East Lockerman Street
                    Suite 210, Dover, DE 19901
                    Federal Deposit Insurance Corporation,
                    New York Regional Office
                    452 Fifth Avenue, 21st Floor, New York, New York 10018-2796

         (b)     Whether it is authorized to exercise corporate trust powers.

                        Yes.

Item 2.  Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

Item 16.         List of Exhibits.

                 List below all exhibits filed as a part of this Statement of Eligibility.

                 1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 25, 1988 and June 22, 1992 (see Exhibit to Form T-1 filed in connection with Registration Statement No. 33-58124, which is incorporated by reference) and the Certificate of Amendment of Chemical Bank Delaware changing its name to Chase Manhattan Bank Delaware effective July 15, 1996 (attached hereto).

                 2. A copy of the Certificate of Authority of the Trustee to Transact Business (see Exhibit 2 to form T-1 filed in connection with Registration Statement No. 33-33595 which is incorporated by reference).

                 3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

                 4.     A copy of the existing By-Laws of the Trustee (see
Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-58124, which is incorporated by reference).

                 5.     Not applicable.

                 6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-33595, which is incorporated by reference).

                 7. A copy of the latest report of condition of Chemical Bank Delaware, published pursuant to law or the requirements of its supervising or examining authority.

                 8.     Not applicable.

                 9.     Not applicable.


                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Chase Manhattan Bank Delaware, a corporation organized and existing under the laws of the State of Delaware, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Wilmington and State of Delaware, on the 2nd day of October, 1996.

                                       Chase Manhattan Bank Delaware


                                       By:  John J. Cashin
                                          ---------------------------
                                            John J. Cashin
                                            Senior Trust Officer

                                   Exhibit 1

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                            ARTICLES OF ASSOCIATION

                                       OF

                             CHEMICAL BANK DELAWARE

         The undersigned, being the President of Chemical Bank Delaware hereby certifies that:

         FIRST:  The name of the corporation is Chemical Bank Delaware.

         SECOND: The Certificate of Incorporation and Articles of Organization were filed in the Office of Secretary of State on July 23,1982 and amended on February 25, 1988, October 4,1991 and June 22, 1992.

         THIRD: Paragraph FIRST of the Articles of Association is hereby amended by changing the name of the corporation from Chemical Bank Delaware to Chase Manhattan Bank Delaware, effective July 15, 1996.

         FOURTH: The foregoing amendment has been duly adopted in accordance with Title 8, Sections 228 and 242. and Title 5, Section 749 of the Delaware Code.

         IN WITNESS WHEREOF, the undersigned, President of Chemical Bank Delaware, has signed this instrument under the seal of the Corporation and affirms that this is an authorized act and deed of the Corporation and that the facts stated herein are true.

JULY 8,1996


Attest:  David J. Clark                        Richard J. Nolan, Jr.
        ---------------                        ---------------------
         David J. Clark, Secretary             Richard J. Nolan, Jr., President



       APPROVED as to SUBSTANCE AND FORM pursuant to 5 Del.C. Section 749


                                                   Timothy R. McTaggart
                                                   ------------------------
                                                   Timothy R. McTaggart
                                                   State Bank Commissioner

                                   EXHIBIT 7

REPORT OF CONDITION

Consolidated Report of Condition of CHEMICAL BANK DELAWARE of Wilmington, Delaware and Foreign and Domestic Subsidiaries, at the close of business on June 30, 1995, published in accordance with a call made by the State Bank Commissioner under Title 5, Delaware Code, Section 904.

Statement of Resources and Liabilities

                                                                             Thousands of Dollars
                                     ASSETS

Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency and coin                                $ 15,670
    Interest-bearing balances                                                          162,627
Securities:
    Held-to-maturity securities                                                         55,422
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    Federal funds sold                                                                 178,500
Loans and lease financing receivables:
    Loans and leases, net of unearned income                                             8,185
    LESS:  Allowances for loan and lease losses                                          6,487
    Loans and leases, net of unearned income, allowance, and reserve                     1,698
Premises and fixed assets (including capitalized leases)                                39,039
Customers' liability to this bank on acceptances outstanding                             2,758
Other assets                                                                            18,115
                                                                                      --------
TOTAL ASSETS                                                                          $473,829

                                            LIABILITIES

Deposits:
    In domestic offices                                                                $259,768
      Noninterest-bearing                                                                47,516
      Interest-bearing                                                                  212,252
    In foreign offices, Edge and Agreement subsidiaries, and IBFs                        53,298
      Interest-bearing                                                                   53,298
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFS:
    Federal funds purchased                                                                   4
Demand notes issued to the U.S. Treasury                                                  5,337
Other borrowed money:
    With original maturity of one year or less                                              267
Mortgage indebtedness and obligations under capitalized leases                              845
Bank's liability on acceptances executed and outstanding                                  2,758
Other liabilities                                                                        32,545
                                                                                       --------
TOTAL LIABILITIES                                                                      $354,822

                                           EQUITY CAPITAL

Common stock                                                                           $ 25,000
Surplus                                                                                  51,002
Undivided profits and capital reserves                                                   43,005
                                                                                       --------
Total equity capital                                                                    119,007
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND EQUITY CAPITAL                    $473,829


I, Christopher M. Marini, Controller, of the above-named bank do hereby declare that this Report of Condition has been prepared In conformance with the instructions issued by the appropriate Federal Regulatory authority and is true and correct to the best of my knowledge and belief.

                                                           Christopher M. Marini
                                                                    July 31,1995

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal Regulatory authority and is true and correct.

                                                  Richard J. Nolan, Jr.
                                                  Glenn S. Havlicek
                                                  Joseph L. Sciatani
                                                  Directors